SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2011

TII NETWORK TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State of Incorporation)

66-0328885	001-08048
(Commission File No.)	(IRS Employer Identification No.)

141 Rodeo Drive, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

       On June 27, 2011, Jennifer E. Katsch notified the Company of her intention to resign as the Company’s Vice President-Finance, Chief Financial Officer, Treasurer and Secretary in order to pursue other opportunities.  The resignation will be effective as of July 8, 2011.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TII NETWORK TECHNOLOGIES, INC

Date: June 30, 2011	By:	/s/ Kenneth A. Paladino
Kenneth A. Paladino
President and Chief Executive Officer